                                                                   EXHIBIT 10.21

[WILLCOX INCORPORATED LETTERHEAD]

REINSURED:          SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE,
                    AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                    AND/OR S.C.P.I.E. MANAGEMENT COMPANY,
                    AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                    AND/OR FG CASUALTY COMPANY,
                    AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                    AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                    BEVERLY HILLS, CALIFORNIA

TYPE:               SECOND EXCESS OF LOSS REINSURANCE

BUSINESS
COVERED: Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

TERM:               January 1, 1997 to December 31, 1997 as respects claims made
(Eff. 1/1/97)       during the calendar year 1997.

                    Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

                    In respect of recoveries made under Section A.1 and A.3:

                    The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.

                    In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium.

                                                                     Page 1 of 5
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TERM:
(Continued)         In respect of recoveries made under Section A.2:

                    The term "claims made" shall mean claims first reported to the Reinsured during the period January 1, 1986 to December 31, 1991 and first reported to Reinsurers during the term of this Agreement.

TERRITORY:          As per the Company's original policies, contracts, or
                    binders.

EXCLUSIONS:         1.      Insolvency Funds.
                    2.      Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:          A.1.    $3,000,000 each and every loss in excess of
(Eff. 1/1/97)               $2,000,000 each and every loss.

                    A.2. $3,000,000 each and every loss in excess of $2,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1986 to December 31, 1991 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Second Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos. 10710-003/86, 01-87-0021, 01-88-0021, 01-89-0021, 01-90-0021,
                            01-91-0021).

                    A.3. $3,000,000 each and every loss each policy in excess of $2,000,000 each and every loss each policy covering losses from Professional and Business Liability Policies for Hospitals and Errors and Omissions Liability Policies for Managed Care Organizations.

WARRANTY:           Section (A.1 and A.2):

                    Maximum Original Policy Limit $10,000,000. Subject to inuring protection of $8,000,000 in excess of $2,000,000 or so deemed.

                    Section (A.3):

                    1. As respects Professional and Business Liability Policies for Hospitals written on or after January 1, 1996, Policy Limits greater than $500,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

                    2. As respects Professional and Business Liability Policies for Hospitals written prior to January 1, 1996, Policy Limits greater than $5,000,000 reinsured elsewhere on an Excess of Loss basis or so deemed.

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WARRANTY:
(Continued)         3.      In respect of Errors and Omissions Liability
                            Policies for Managed Care Organizations, Maximum
                            Original Policy Limit $5,000,000.

PREMIUM:            .900% of G.N.E.P.I.
(Eff. 1/1/97)
                    Deposit Premium: $1,080,000, payable $270,000 quarterly.

                    Minimum - $864,000.

REINSTATEMENT(S):   A.1. & A.3. First - Pro rata as to amount 150% as respects premium.
                                 Second - Pro rata as to amount 200% as respects premium.

                    All calculations of reinstatement premiums shall be based on paid losses only. The decision of the Company to exercise its reinstatement option must be relayed to Reinsurers within three (3) months from the time any reserve invades this Contract.

                                               PLUS

                    A.2. In the event of a paid loss arising under this Section, additional to the reinstatement premium payable above, a further reinstatement premium shall be payable, to be calculated at pro rata as respects amount and 100% as respects premium based on annual premium of $450,000 if First Reinstatement, $675,000 if Second Reinstatement.

                            It is understood and agreed that the payment of reinstatement premiums arising from losses recoverable under Section A.2. above shall be mandatory and not at the option of the Company.

                            Maximum Annual Aggregate Amount Recoverable under A.1., A.2. and A.3. combined is $9,000,000 in all.

ATTACHMENT OF
LIABILITY:          (A)     For purposes of determining the attachment of the
                            Reinsurer's liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same medical incident, and in which First
                            Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder. Where first notice falls in Agreement Years incepting prior to January 1, 1992 the "Interlocking Clause" to apply hereon for Physicians and Surgeons Comprehensive Professional
                            Liability Policies only.

ATTACHMENT OF
LIABILITY:
(Continued)                 (B)   The date of a loss hereunder shall be the
                                  earliest date, within the term of this
                                  Contract, that the Company has received First
                                  Notice of Claim or Circumstance.

GENERAL
CONDITIONS:                 Loss Adjustment Expenses to be Pro-Rated.
                            Excess of Original Policy Limits Clause.
                            80% Extra Contractual Obligations Clause.
                            Ultimate Net Loss Clause.
                            Net Retained Lines Clause.
                            Notice of Loss Clause.
                            Loss Funding Clause - Including IBNR (See Attached).
                            Special Funding Clause.
                            Confidentiality Clause.
                            Commutation Clause.
                            Federal Excise Tax Clause.
                            Errors and Omissions Clause.
                            Insolvency Clause.
                            Service of Suit Clause.
                            Arbitration Clause.
                            Access to Records Clause.
                            Willcox Incorporated Intermediary Clause.

REINSURERS
HEREON:                     Domestic:
                            BCS Insurance Company                        5.00%
                            Transatlantic Reinsurance Company            5.00%
                            Travelers Indemnity Company                  2.50%
                                                                        -----
                                                 Domestic Total         12.50%

                            Australia:
                            Through Australian Independent Reinsurance Services:
                              GIO Insurance Ltd.
                                trading as:
                                GIO Reinsurance                          5.00%
                                                                        -----
                                                 Australia Total         5.00%
                            Germany:
                            Hannover Ruckversicherungs AG               52.50%
                                                                        -----
                                                 Germany Total          52.50%


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
REINSURERS
HEREON:
(Continued)     United Kingdom:
                Through Willcox Johnson & Higgins
                  Reinsurance Brokers, Ltd. London, England
                Underwriters at Lloyd's
                 SVH     1007                                          8.593%
                 DPM     435                                           4.196%
                 SJC     1003          62.00%
                         2003          38.00%                          2.098%
                 RJH     122                                            .631%
                 BFC     780                                            .421%
                 SJB     1212                                          2.097%
                 GNR     570                                            .631%
                 DJN     1096                                           .631%
                CNA International Reinsurance Co., Ltd.                4.196%
                Sphere Drake Insurance PLC                              .631%
                Unionamerica Insurance Company, Ltd.                   3.772%
                Zurich Reinsurance (U.K.) Ltd.                         2.103%
                                                                      ------
                                 United Kingdom Total                 30.00%

                                     Domestic Total                   12.50%
                                     Foreign Total                    87.50%
                                                                     ------
                                     Grand Total                     100.00%
                                                                     ======


This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


-------------------------------------
Signature


--------------------------------------
Date

                                         Willcox Incorporated


                                         By [SIG]
                                           -------------------------------
                                           Executive Vice President


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                         LOSS FUNDING - INCLUDING IBNR

               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY


After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:

                                           IBNR
         Period                            Factor
         ------                            ------
         Current Year                      97.00%
         First Development Year            40.00%
         Second Development Year           17.00%
         Third Development Year             7.00%
         Fourth Development Year &
         Subsequent                         2.00%


The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.




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